Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

Sound Equity Dividend Income ETF (DIVY)

Sound Enhanced Fixed Income ETF (FXED)

Each listed on the New York Stock Exchange LLC

(each a “Fund” and together, the “Funds”)

Supplement dated October 15, 2026, to the

Summary Prospectus, Prospectus,

and Statement of Additional Information,

each dated March 30, 2026, as supplemented

At a meeting held on October 2, 2026, the Board of Trustees (the “Board”) of Tidal Trust I (the “Trust”) unanimously approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) providing for the reorganization (each a “Reorganization” and together the “Reorganizations”) of each Fund into a separate and newly created series of Tidal Trust II (the “Acquiring Trust”) as follows: the Sound Equity Dividend Income ETF, a series of the Trust, will reorganize into the Hilton Dividend & Yield Equity ETF, a newly created series of the Acquiring Trust, and the Sound Enhanced Fixed Income ETF, a series of the Trust, will reorganize into the Hilton NCA Enhanced Fixed Income ETF, a newly created series of the Acquiring Trust (each such newly created series an “Acquiring Fund” and together, the “Acquiring Funds”). The Plan of Reorganization provides for: (a) the transfer of each Fund’s assets and liabilities in exchange for shares of its corresponding Acquiring Fund; (b) the distribution of each Acquiring Fund’s shares to shareholders of the corresponding Fund it is acquiring; and (c) the liquidation and termination of the Funds thereafter.

The Acquiring Funds are open-end registered investment companies established for the purpose of acquiring the assets of the Funds. Tidal Investments LLC (“Tidal”) and Sound Income Strategies, LLC (“Sound”) have served as the investment adviser and investment sub-adviser, respectively, to the Funds since they commenced operations on December 30, 2020. Following the Reorganizations, Tidal will continue to serve as the investment adviser for both Acquiring Funds. Hilton Capital Management, LLC (“Hilton”) will serve as the investment sub-adviser to the Hilton Dividend & Yield Equity ETF, providing day-to-day portfolio management and of portfolio securities. New Century Advisors, LLC (“NCA”) and Hilton will serve as investment sub-advisers to the Hilton NCA Enhanced Fixed Income ETF, with NCA providing day-to-day portfolio management and Hilton responsible for trading of portfolio securities.

Each Acquiring Fund will be managed in accordance with the same investment objectives and fundamental investment policies, and substantially similar investment strategies, as the corresponding Fund.

Implementation of the Plan of Reorganization with respect to a Fund is subject to the approval by a majority of such Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended. The Board will call a meeting of each Fund’s shareholders to consider and vote on a proposal to approve the Plan of Reorganization. If shareholders of one Fund approve the Plan of Reorganization but shareholders of the other Fund do not, the Reorganization will be implemented only with respect to the Fund whose shareholders approved the Plan of Reorganization. The joint meeting of the Funds’ shareholders is expected to take place late in the fourth quarter of 2026. In advance of the meeting, a Proxy Statement and Prospectus that contains more information about the Reorganizations and the Acquiring Funds will be mailed to Fund shareholders as of the record date determined by the Board.

If the Plan of Reorganization is approved by shareholders of a Fund, such Fund’s shareholders will receive shares of the corresponding Acquiring Fund having the same aggregate net asset value as the shares of the Fund that they held immediately prior to the Reorganization. Each Reorganization is expected to be treated as a tax-free reorganization for federal tax purposes. If approved by shareholders, the Reorganizations are expected to occur late in the fourth quarter of 2026, or soon as possible thereafter. If shareholders of either or both Funds do not approve the Plan of Reorganization, the Board, with respect to a Fund for which approval of its Plan of Reorganization is not obtained, will consider other possible courses of action, which may include liquidating the Fund or continuing efforts to obtain the necessary shareholder approval of the Fund’s Plan of Reorganization.

Shareholders of each Fund may purchase and redeem shares of the Funds in the ordinary course until the last business day before the closing of the Reorganizations. Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the Acquiring Funds.

Shareholders can call 833-916-9056 for additional information.

Please retain this Supplement for future reference.